SunAmerica Seasons Mid Cap Value
Goldman Sachs Asset Management L.P.
QUATER ENDED: 12/31/2016


					Securities Purchased
					1

Name of Underwriters		(GS) GOLDMAN, SACHS & CO./ABN AMRO SECURITIES (USA)LLC
				BARCLAYS CAPITAL INC./CITIGROUP GLOBAL MARKETS INC.
				J.P. MORGAN SECURITIES LLC/JEFFERIES LLC
				KEYBANC CAPITAL MARKETS INC./MERRILL LYNCH,
				PIERCE, FENNER & SMITH INCORPORATED/
				RAYMOND JAMES & ASSOCIATES, INC./RBC
				CAPITAL MARKETS, LLC/SCOTIA CAPITAL (USA)INC.
				SEAPORT GLOBAL SECURITIES LLC
				STEPHENS INC./TUDOR, PICKERING,
				HOLT & CO. SECURITIES, INC/UBS
				SECURITIES LLC/WUNDERLICH SECURITIES, INC.




Name of Issuer  					RSP PERMIAN INC


Title of Security					RSP PERMIAN INC



Date of First Offering					10/13/16


Amount of Total Offering			$	22,000,000


Unit Price					$       39.750

Underwriting Spread or Commission		$	1.1428

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$346,500.75


Number of Shares Purchased					8,717.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0397%
by Portfolio

Percentage of Offering Purchased by				10.1877%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						10.2273%

Percentage of Portfolio Assets					0.3587%
Applied to Purchase

Name(s) of Underwriter(s) or					BARCLAYS CAPITAL INC.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Seasons Large Cap Growth
Goldman Sachs Asset Management L.P.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		(GS) GOLDMAN, SACHS & CO./ALLEN & COMPANY LLC
				BARCLAYS CAPITAL INC./BTIG, LLC/C.L. KING &
				ASSOCIATES, INC./
				CITIGROUP GLOBAL MARKETS INC.
				COWEN AND COMPANY, LLC/CREDIT SUISSE
				SECURITIES (USA) LLC/DEUTSCHE BANK SECURITIES INC.
				EVERCORE GROUP L.L.C./J.P. MORGAN
				SECURITIES LLC/JEFFERIES LLC
				JMP SECURITIES LLC/MORGAN STANLEY & CO. LLC
				OPPENHEIMER & CO. INC./RBC CAPITAL MARKETS, LLC
				SAMUEL A. RAMIREZ & COMPANY, INC./STIFEL,
				NICOLAUS & COMPANY, INCORPORATED
				SUNTRUST ROBINSON HUMPHREY, INC./UBS
				SECURITIES LLC/WILLIAM BLAIR & COMPANY LLC
				WILLIAMS CAPITAL GROUP, L.P. (THE)




Name of Issuer  					Snap Inc



Title of Security					SNAP INC.



Date of First Offering					03/02/17


Amount of Total Offering			$	200,000,000


Unit Price					$       17.000

Underwriting Spread or Commission		$	0.4250

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$345,814.00


Number of Shares Purchased					20,342.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0102%
by Portfolio

Percentage of Offering Purchased by				0.7399%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						0.7501%

Percentage of Portfolio Assets					0.1947%
Applied to Purchase

Name(s) of Underwriter(s) or					MORGAN STANLEY & CO. LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Seasons Mid Cap Value
Goldman Sachs Asset Management L.P.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		(GS) GOLDMAN, SACHS & CO.
				MERRILL LYNCH, PIERCE, FENNER & SMITH INC.
				MUFG SECURITIES AMERICAS INC.
				SCOTIA CAPITAL (USA) INC.
				WELLS FARGO SECURITIES, LLC


Name of Issuer  					Patterson-UTI Energy Inc



Title of Security					PATTERSON-UTI ENERGY INC



Date of First Offering					01/24/17


Amount of Total Offering			$	15,800,000


Unit Price					$       26.450

Underwriting Spread or Commission		$	0.4739

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$112,306.71


Number of Shares Purchased					4,246.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0269%
by Portfolio

Percentage of Offering Purchased by				1.8719%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.8988%

Percentage of Portfolio Assets					0.1099%
Applied to Purchase

Name(s) of Underwriter(s) or					MERRILL LYNCH, PIERCE,
								FENNER & SMITH INCORPORATED

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Seasons Mid Cap Value
Goldman Sachs Asset Management L.P.
QUATER ENDED: 3/31/2017


					Securities Purchased
					2

Name of Underwriters		(GS) GOLDMAN, SACHS & CO.
				BARCLAYS CAPITAL INC./BB&T SECURITIES LLC
				BBVA SECURITIES INC./BNP PARIBAS SECURITIES CORP.
				BOK FINANCIAL SECURITIES, INC./BTIG, LLC
				CITIGROUP GLOBAL MARKETS INC./CREDIT AGRICOLE
				SECURITIES (USA) INC.
				CREDIT SUISSE SECURITIES (USA) LLC
				J.P. MORGAN SECURITIES LLC/MERRILL LYNCH,
				PIERCE, FENNER & SMITH INCORPORATED
				MUFG SECURITIES AMERICAS INC./SCOTIA
				CAPITAL (USA) INC./TD SECURITIES USA LLC
				TUDOR, PICKERING, HOLT & CO. SECURITIES, INC.
				WELLS FARGO SECURITIES, LLC

Name of Issuer  					WPX ENERGY INC



Title of Security					WPX ENERGY, INC.



Date of First Offering					01/13/17


Amount of Total Offering			$	45,000,000


Unit Price					$       13.350

Underwriting Spread or Commission		$	0.3800

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$138,025.66


Number of Shares Purchased					10,339.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0230%
by Portfolio

Percentage of Offering Purchased by				2.7549%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						2.7779%

Percentage of Portfolio Assets					0.1360%
Applied to Purchase

Name(s) of Underwriter(s) or					CREDIT SUISSE
								SECURITIES (USA) LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Barclays Bank Plc.
				Wells Fargo/RBC/JPMorgan
				Goldman Sachs/Deutsche Bank
				Credit Suisse/Citibank/BofA Merrill Lynch

Name of Issuer  					Jeld-Wen Holding Inc.



Title of Security					47580P10



Date of First Offering					1/27/2017


Amount of Total Offering			$	575,000,000.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.4375

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$6,900.00


Number of Shares Purchased					300.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0012%
by Portfolio

Percentage of Offering Purchased by				3.739%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.74%

Percentage of Portfolio Assets					0.066%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		JPMorgan, Cowen & Co.
Name of Issuer  					Jounce Therapeutics Inc.



Title of Security					48111610



Date of First Offering					1/27/2017


Amount of Total Offering			$	101,840,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.1200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$4,800.00


Number of Shares Purchased					300.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0047%
by Portfolio

Percentage of Offering Purchased by				1.255%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.26%

Percentage of Portfolio Assets					0.046%
Applied to Purchase

Name(s) of Underwriter(s) or					Cowen and Company, LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs and Co.
				JPMorgan/Pacific Crest Securities
				William Blair/JMP Securities
				Raymond James/Cowen and Company

Name of Issuer  					Alteryx Inc. - Class A



Title of Security					02156B10



Date of First Offering					3/24/2017


Amount of Total Offering			$	126,000,000.00


Unit Price					$       14.00

Underwriting Spread or Commission		$	0.9800

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$4,200.00


Number of Shares Purchased					300.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0033%
by Portfolio

Percentage of Offering Purchased by				1.057%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.06%

Percentage of Portfolio Assets					0.037%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs/JPMorgan
				Bank of America/Jefferies
				Barclays/Allen & Co.

Name of Issuer  					Mulesoft Inc. - A



Title of Security					62520710



Date of First Offering					3/17/2017


Amount of Total Offering			$	221,000,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.1900

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$8,500.00


Number of Shares Purchased					500.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0038%
by Portfolio

Percentage of Offering Purchased by				1.966%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.97%

Percentage of Portfolio Assets					0.076%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Barclays Bank Plc./Wells Fargo
				RBC/JPMorgan/Goldman Sachs
				Deutsche Bank/Credit Suisse
				Citibank/BofA Merrill Lynch

Name of Issuer  					Jeld-Wen Holding Inc.



Title of Security					47580P10



Date of First Offering					1/27/2017


Amount of Total Offering			$	575,000,000.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.4375

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$11,500.00


Number of Shares Purchased					500.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0020%
by Portfolio

Percentage of Offering Purchased by				3.738%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.74%

Percentage of Portfolio Assets					0.071%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		JPMorgan, Cowen & Co.

Name of Issuer  			Jounce Therapeutics Inc.



Title of Security					48111610



Date of First Offering					1/27/2017


Amount of Total Offering			$	101,840,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.1200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$8,000.00


Number of Shares Purchased					500.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0079%
by Portfolio

Percentage of Offering Purchased by				1.252%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.26%

Percentage of Portfolio Assets					0.050%
Applied to Purchase

Name(s) of Underwriter(s) or					Cowen and Company, LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Multi-Managed Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs and Co.
				JPMorgan/Pacific Crest Securities
				William Blair/JMP Securities
				Raymond James/Cowen and Company

Name of Issuer  					Alteryx Inc. - Class A



Title of Security					02156B10



Date of First Offering					3/24/2017


Amount of Total Offering			$	126,000,000.00


Unit Price					$       14.00

Underwriting Spread or Commission		$	0.9800

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$7,000.00


Number of Shares Purchased					500.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0056%
by Portfolio

Percentage of Offering Purchased by				1.054%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.06%

Percentage of Portfolio Assets					0.043%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Multi-Managed Moderate Growth Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs/JPMorgan
				Bank of America/Jefferies
				Barclays/Allen & Co.
Name of Issuer  					Mulesoft Inc. - A



Title of Security					62520710



Date of First Offering					3/17/2017


Amount of Total Offering			$	221,000,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.1900

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$13,600.00


Number of Shares Purchased					800.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0062%
by Portfolio

Percentage of Offering Purchased by				1.964%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.97%

Percentage of Portfolio Assets					0.083%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Barclays Bank Plc.
				Wells Fargo/RBC/JPMorgan
				Goldman Sachs/Deutsche Bank
				Credit Suisse/Citibank/BofA Merrill Lynch

Name of Issuer  					Jeld-Wen Holding Inc.



Title of Security					47580P10



Date of First Offering					1/27/2017


Amount of Total Offering			$	575,000,000.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.4375

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$85,100.00


Number of Shares Purchased					3,700.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0148%
by Portfolio

Percentage of Offering Purchased by				3.725%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.74%

Percentage of Portfolio Assets					0.075%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		JPMorgan, Cowen & Co.
Name of Issuer  		Jounce Therapeutics Inc.



Title of Security					48111610



Date of First Offering					1/27/2017


Amount of Total Offering			$	101,840,000.00


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.1200

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$52,800.00


Number of Shares Purchased					3,300.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0518%
by Portfolio

Percentage of Offering Purchased by				1.208%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.26%

Percentage of Portfolio Assets					0.047%
Applied to Purchase

Name(s) of Underwriter(s) or					Cowen and Company, LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs and Co.
				JPMorgan/Pacific Crest Securities
				William Blair/JMP Securities
				Raymond James/Cowen and Company
Name of Issuer  					Alteryx Inc. - Class A



Title of Security					02156B10



Date of First Offering					3/24/2017


Amount of Total Offering			$	126,000,000.00


Unit Price					$       14.00

Underwriting Spread or Commission		$	0.9800

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$47,600.00


Number of Shares Purchased					3,400.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0378%
by Portfolio

Percentage of Offering Purchased by				1.022%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.06%

Percentage of Portfolio Assets					0.047%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



SunAmerica Series Trust Small Cap Portfolio
J.P. Morgan Investment Management Inc.
QUATER ENDED: 3/31/2017


					Securities Purchased
					1

Name of Underwriters		Goldman Sachs
				JPMorgan/Bank of America
				Jefferies/Barclays/Allen & Co.
Name of Issuer  					Mulesoft Inc. - A



Title of Security					62520710



Date of First Offering					3/17/2017


Amount of Total Offering			$	221,000,000.00


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.1900

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$86,700.00


Number of Shares Purchased					5,100.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0392%
by Portfolio

Percentage of Offering Purchased by				1.931%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.97%

Percentage of Portfolio Assets					0.086%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co.

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes